EXHIBIT 10.17



                    INTELLECTUAL PROPERTY SECURITY AGREEMENT
                    ----------------------------------------

         INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of May 8, 2002, between Achievement Tec Holdings, Inc., a Delaware corporation (the "Company"), Achievement Tec, Inc. a Texas corporation ("Achievement"), Career Direction, Inc., a Texas corporation ("Career") (each of Achievement and Career is a "Subsidiary" and, the Subsidiaries together with Company, are the "Debtors") and the secured parties signatory hereto and their respective endorsees, transferees and assigns (each a "Secured Party" and collectively, the "Secured Parties").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, pursuant to a Secured Convertible Debenture Purchase Agreement, dated the date hereof, between the Company and the Secured Parties
(the "Purchase Agreement"), the Company has agreed to issue to the Secured Parties and the Secured Parties have agreed to purchase from the Company certain of the Company's 10% Secured Convertible Debentures, due two years from the date of issue (the "Debentures"), which are convertible into shares of the Company's Common Stock, $.001 par value (the "Common Stock"); and

         WHEREAS, in order to induce the Secured Parties to purchase the Debentures, the Company has agreed to execute and deliver to the Secured Parties this Agreement for the benefit of the Secured Parties and to grant to them a security interest (which is pari passu with the security interest granted by the Company to AJW Partners, LLC and New Millennium Capital Partners II, LLC (the "Initial Secured Parties") pursuant to a Security Agreement and an Intellectual Property Security Agreement, both dated June 29, 2001 ("Initial Security Agreements" and subordinate only to a federal tax lien created in favor of the Internal Revenue Service on April 8, 2002 with respect to Career as set forth on
Schedule 1 attached  hereto  ("Federal Tax Lien")),  in certain  property of the
 ---------
Debtors to secure the prompt payment, performance and discharge in full of all of the Company's obligations under the Debentures and agreements entered into in connection therewith..

         NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1.     Certain  Definitions.  As used in this Agreement,  the following
                --------------------
terms shall have the meanings set forth in this Section 1. Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as "general intangibles" and "proceeds") shall have the respective meanings given such terms in Article 9 of the UCC.

                (a) "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York or Texas generally are authorized or required by law or other government actions to close.

                (b) "Collateral" means all of the Debtor's right, title and interest in and to all of Trademarks, Patents, Copyrights, and other general intangible property of the Debtors, all trade secrets, intellectual property rights in computer software and computer software products, design rights which may be available to the Debtors, rights to proceeds arising from any and all claims for damages by way of past, present and future infringement of any Collateral with the right but not the obligation to sue on behalf of and collect such damages for said use or infringement, licenses to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights. The term "Collateral" shall include all of the foregoing items, whether presently owned or existing or hereafter acquired or coming into existence, all additions and accessions thereto, all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including without limitation all proceeds from the licensing or sale or other transfer of Collateral and of insurance covering the same and of any tort claims in connection therewith.

                (c) "Copyrights" means any and all copyrights, copyright applications, copyright registration and like protections in each work or authorship and derivative work thereof that is created by the Debtor, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including, without limitation, those set forth on Exhibit A attached hereto.
                               ---------

                (d) "Obligations" means all of the Debtor's obligations under this Agreement, the Registration Rights Agreement, the Debentures and the Purchase Agreement, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

                (e) "Patents" means all of the Debtor's patents, patent applications, letters patent and like protections of the United States or any other country, including, without limitation, improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, and including, without limitation, those set forth on Exhibit B attached
                                                              ---------
hereto.

                (f)   "Trademarks"  means any  trademark,  service  mark  right, whether or not  registered,  applications to register and  registrations  of the same and like protections, and the entire goodwill of the business of the Debtors connected with or symbolized by such trademarks, including, without limitation, those set forth on Exhibit C attached hereto.
                               ---------

                (g) "UCC" means the Uniform Commercial Code and/or any other applicable law of each jurisdiction in which any Debtor is incorporated or organized (including, without limitation the State of Delaware, and the State of Texas) and any jurisdiction as to any Collateral located therein.

         2.     Grant of Security  Interest.  As an  inducement  for the Secured
                ---------------------------
Party to purchase the Debentures and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Debtors hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a lien upon and a right of set-off against all of the Debtor's right, title and interest of whatsoever kind and nature in and to the Collateral (the "Security Interest") senior to all liens and encumbrances of the Debtors other than the Federal Tax Lien and pari passu with the security interest granted by the Company to the Initial Secured Parties pursuant to the Initial Security Agreements (the "Initial Priority Interest").

         3.     Representations,  Warranties,  Covenants  and  Agreements of the
                ----------------------------------------------------------------
Debtors.  Each Debtor represents and warrants to, and covenants and agrees with,
 ------
the Secured Parties as follows:

                (a)   Each  Debtor  has  the  requisite   corporate   power  and
authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of such Debtor and no further action is required by such Debtor.

                (b) Each Debtor is the sole owner of the Collateral (except for non-exclusive licenses granted by such Debtor in the ordinary course of business), free and clear of any liens, security interests, encumbrances, rights or claims other than the Initial Priority Interest (which is pari passu with the Security Interest created hereunder) and the Federal Tax Lien, and is fully authorized to grant the Security Interest in and to pledge the Collateral. No consent is required to enter into this Agreement or issue the Debentures or to create the Security Interest hereunder that has not been received. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement or similar instrument, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Parties pursuant to this Agreement or with respect to the Federal Tax Lien or the Initial Priority Interest) covering or affecting any of the Collateral. So long as this Agreement shall be in effect, the Debtors shall not execute and shall not knowingly permit to be on file in any such office or agency any such financing statement or other document or instrument (except to the extent filed or recorded in favor of the Secured Parties pursuant to the terms of this Agreement or with respect to the Initial Priority Interest).

                (c)   Exhibit  A sets  forth  a true  and  complete  list of all
                      ----------
Copyrights in existence as of the date of this Agreement. Exhibit B sets forth a
                                                          ---------
true and complete list of all Patents that have been filed as of the date of this Agreement. Exhibit C sets forth a true and complete list of all Trademarks
                 ---------
filed as of the date of this Agreement. Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise each Secured Party in writing of any change in the composition of the Collateral, including, without limitation, any subsequent ownership rights of such Debtor in or to any Copyright, Patent or Trademark.

                (d) Each of the Patents, Trademarks and Copyrights is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable. No written claim has been received that any of the Patents, Trademarks or Copyrights or the Debtor's use of any Collateral violates the rights of any third party. There has been no adverse decision to the Debtors' claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction or to the Debtor's right to keep and maintain such Collateral in full force and effect, and there is no proceeding involving said rights pending or, to the best knowledge of the Debtors, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

                (e) Each Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to the Secured Parties at least 30 days prior to such relocation: (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Parties valid, perfected and continuing liens in the Collateral pari passu with the Initial Priority Interest and subordinate only to the Federal Tax Lien. The principal place of business of the Debtors is located at the address set forth on the applicable signature pages to this Agreement.

                (f) This Agreement creates in favor of each Secured Party a valid security interest in the Collateral, including the Collateral listed on the Exhibits hereto, securing the payment and performance of the Obligations, and, upon making the filings described in the immediately following sentence, a perfected first priority security interest in such Collateral pari passu with the Initial Priority Interest and subordinate only to the Federal Tax Lien. The Security Interest is senior to all liens and encumbrances (except for the Federal Tax Lien) and is pari passu with the Initial Priority Interest. Except for (x) the filing of this Agreement with the United States Patent and Trademark Office with respect to the Patents and Trademarks and the filing of this Agreement with the Register of Copyrights with respect to the Copyrights, and
(y) the filing of financing statements on Form-1 under the UCC with the jurisdictions indicated in Schedule B, attached hereto, no authorization or
                            ----------
approval of or filing with or notice to any governmental authority or regulatory body is required either: (i) for the grant by each Debtor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by such Debtor or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder. Each Debtor acknowledges and agrees that a copy of this Agreement (or instruments executed and delivered pursuant hereto) will be filed and recorded with each of the United States Patent and Trademark Office and the Register of Copyrights with respect to the Patents, Trademarks and Copyrights that are now or hereafter in existence.

                (g) On the date of execution of this Agreement, each Debtor will deliver to the Secured Parties: (i) one or more executed UCC financing statements on Form-1 with respect to the Security Interest for filing with the jurisdictions indicated on Schedule B, attached hereto and in such other
                              -----------
jurisdictions as may be requested by the Secured Party in compliance with applicable law and (ii) one or more executed recordation sheets relating to the filing and recording of this Agreement with each of the United States Patent and Trademark Office and the Register of Copyrights with respect to the Patents, Trademarks and Copyrights that are now in existence.

                (h) The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Debtors are a party or by which the Debtors are bound. No consent (including, without limitation, from stock holders or creditors of the Debtors) is required for the Debtors to enter into and perform its obligations hereunder.

                (i) Each Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected first priority liens and security interests in the Collateral in favor of the Secured Parties (subordinate only to the Federal Tax Lien) and pari passu with the Initial Priority Interest until this Agreement and the Security Interest hereunder shall terminated pursuant to Section 10. Each Debtor hereby agrees to defend the same against any and all persons. Each Debtor shall safeguard and protect all Collateral for the account of the Secured Parties. At the request of a Secured Party, each Debtor will sign and deliver to the Secured Parties at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Parties and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Parties to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtors shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and each Debtor shall obtain and furnish to the Secured Parties from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

                (j) Each Debtor will not allow any Collateral to be abandoned, forfeited or dedicated to the public without the prior written consent of the Secured Parties. The Debtors will not transfer, pledge, hypothecate, encumber, license (except for non-exclusive licenses granted by the Debtors in the ordinary course of business), sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Parties.

                (k) Each Debtor shall, within ten (10) days of obtaining knowledge thereof, advise each Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Parties' security interest therein.

                (l) Each Debtor shall permit the Secured Parties and its representatives and agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by the Secured Parties from time to time.

                (m) Each Debtor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

                (n) Each Debtor shall promptly notify the Secured Parties in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by such Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Parties hereunder.

                (o) All information heretofore, herein or hereafter supplied to the Secured Parties by or on behalf of the Debtors with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

         4.     Defaults. The following events shall be "Events of Default":
                --------

                (a) The occurrence of an Event of Default (as defined in the Debentures) under the Debentures;

                (b) Any representation or warranty of the Debtors in this Agreement or in the Security Agreement, dated the date hereof between the Debtors and the Secured Parties, shall prove to have been incorrect in any material respect when made; and

                (c) The failure by a Debtor to observe or perform any of its obligations hereunder or in the Security Agreement, dated the date hereof between the Debtor and the Secured Party, for ten (10) days after receipt by such Debtor of notice of such failure from the Secured Parties.

         5.     Duty To Hold In  Trust.  Upon  the  occurrence  of any  Event of
                ----------------------
Default and at any time thereafter, each Debtor shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Parties and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Parties for application to the satisfaction of the Obligations.

         6.     Rights and Remedies Upon Default.  Upon  occurrence of any Event
                --------------------------------
of Default and at any time thereafter, each Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Debentures, and each Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located). Without limitation, each Secured Party shall have the following rights and powers:

                (a) Each Secured Party shall have the right to take possession of all tangible manifestations or embodiments of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and the Debtors shall assemble the Collateral and make it available to such Secured Party at places which the Secured Party shall reasonably select, whether at the Debtor's premises or elsewhere.

                (b) Each Secured Party shall have the right to operate the business of the Debtors using the Collateral and shall have the right to assign, sell, or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as such Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Debtors or right of redemption of the Debtors, which are hereby expressly waived. Upon each such sale, assignment or other transfer of Collateral, each Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Debtors, which are hereby waived and released.

                (c) Each Secured Party may license or, to the same extent the Debtors are permitted by law and contract to do so, sub-license, whether or an exclusive or non-exclusive basis, any of the Collateral throughout the world for such term, on such conditions and in such manner as such Secured Party shall, in its sole discretion, determine.

                (d) Each Secured Party may (without assuming any obligations or liabilities thereunder), at any time, enforce (and shall have the exclusive right to enforce) against licensee or sub licensee all rights and remedies of the Debtors in, to and under any license agreement with respect to such Collateral, and take or refrain from taking any action thereunder.

                (e) Each Secured Party may, in order to implement the assignment, license, sale or other disposition of any of the Collateral pursuant to this Section, pursuant to the authority provided for in Section 11, execute and deliver on behalf of the Debtors one or more instruments of assignment of the Collateral in form suitable for filing, recording or registration in any jurisdictions as such Secured Party may determine advisable.

         7.     Applications of Proceeds; Expenses. (a) The proceeds of any such
                ----------------------------------
sale, lease, license or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys' fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Parties shall pay to the Debtors any surplus proceeds. If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Parties are legally entitled, the Debtors will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum (the "Default Rate"), and the reasonable fees of any attorneys employed by the Secured Parties to collect such deficiency. To the extent permitted by applicable law, each Debtor waives all claims, damages and demands against the Secured Parties arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Parties.

                (b) Each Debtor agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including, without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Parties. The Debtors shall also pay all other claims and charges which in the reasonable opinion of the Secured Parties might prejudice, imperil or otherwise affect the Collateral or the Security Interest therein. The Debtor will also, upon demand, pay to the Secured Parties the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Parties may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Parties under the Debentures. Until so paid, any fees payable hereunder shall be added to the principal amount of the Debentures and shall bear interest at the Default Rate.

         8.     Responsibility   for   Collateral.   The  Debtor   assumes   all
                ---------------------------------
liabilities and responsibility in connection with all Collateral, and the obligations of the Debtor hereunder or under the Debentures shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

         9.     Security  Interest  Absolute.  All rights of the Secured Parties
                ----------------------------
and all Obligations of the Debtor hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Debentures or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Debentures or any other agreement entered into in connection with the foregoing; (c) any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Parties to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Debtor, or a discharge of all or any part of the Security
Interest granted hereby. Until the Obligations shall have been paid and performed in full, the rights of the Secured Parties shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Debtor expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance. In the event that at any time any transfer of any Collateral or any payment received by the Secured Parties hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Parties, then, in any such event, the Debtor's obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Debtor waives all right to require the Secured Parties to proceed against any other person or to apply any Collateral which the Secured Parties may hold at any time, or to marshal assets, or to pursue any other remedy. The Debtor waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

         10.    Term of  Agreement.  This  Agreement  and the Security  Interest
                ------------------
shall terminate on the date on which all payments under the Debentures have been made in full and all other Obligations have been paid or discharged. Upon such termination, the Secured Parties, at the request and at the expense of the Debtor, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

         11.    Power of Attorney; Further Assurances. (a) The Debtor authorizes
                -------------------------------------
the Secured Parties, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as the Debtor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Debtor, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Parties; (ii) to sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, to do, at the option of the Secured Parties, and at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Parties deems necessary to protect, preserve and realize upon the Collateral and the Security Interest granted therein in order to effect the intent of this Agreement and the Debentures, all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

                (b) On a continuing basis, the Debtors will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the jurisdictions indicated on Schedule B, attached hereto, all such instruments,
                            ----------
including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by the Secured Party, to perfect the Security Interest granted hereunder and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Parties the grant or perfection of a security interest in all the Collateral.

                (c) The Debtors hereby irrevocably appoints the Secured Parties as the Debtors' attorney-in-fact, with full authority in the place and stead of the Debtors and in the name of the Debtor, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including:

                      (i) To modify, in its sole discretion, this Agreement without first obtaining the Debtors' approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, hereof, as
                            ----------   ---------      ----------
appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by the Debtors after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which the Debtor no longer has or claims any right, title or interest; and

                      (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of the Debtor where permitted by law.

         12.    Notices.   Any  and  all  notices  or  other  communications  or
                -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the Business following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are those set forth on the signature pages hereof, or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         13.    Other  Security.  To the extent that the  Obligations are now or
                ---------------
hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Parties shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Parties' rights and remedies hereunder.

         14.    Miscellaneous.
                -------------

                (a) No course of dealing between the Debtor and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Debentures shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                (b) All of the rights and remedies of the Secured Parties with respect to the Collateral, whether established hereby or by the Debentures or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

                (c) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.
Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

                (d) In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

                (e) No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

                (f) This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

                (g) Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

                (h) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                (i) EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY HAS KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION. THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                (j) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.


                             * * * * * * * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.

                              ACHIEVEMENT TEC HOLDINGS, INC.

                              By:_____________________________________
                              Name: Milton Cotter
                              Title: Chief Executive Officer

                              Address for Notice:

                              2100 N. Highway 360
                              Suite 400B
                              Grand Prairie, Texas 75050
                              Facsimile No.: (972) 641-5494
                              Phone No.: (972) 641-5697
                              Attn: Chief Executive Officer

                              With a copy to:

                              Frederick C. Summers, III
                              8235 Douglas Avenue, Suite 1111
                              Dallas, Texas 75225
                              Facsimile No.: (214) 750-3650
                              Phone No.:  (214) 750-0992

         IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.


                               ACHIEVEMENT TEC, INC.

                               By:____________________________________
                               Name: Milton Cotter
                               Title: President

                               Address for Notice:

                               2100 N. Highway 360
                               Suite 400B
                               Grand Prairie, Texas 75050
                               Facsimile No.: (972) 641-5494
                               Phone No.: (972) 641-5697
                               Attn: Chief Executive Officer

                               With a copy to:

                               Frederick C. Summers, III
                               8235 Douglas Avenue, Suite 1111
                               Dallas, Texas 75225
                               Facsimile No.: (214) 750-3650
                               Phone No.:  (214) 750-0992

         IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.


                              CAREER DIRECTION, INC.

                              By:___________________________________
                              Name: Milton S. Cotter
                              Title: Vice President

                              Address for Notice:

                              2100 N. Highway 360
                              Suite 400B
                              Grand Prairie, TX 75050

                              With a copy to:

                              Frederick C. Summers, III
                              8235 Douglas Avenue, Suite 1111
                              Dallas, Texas 75225
                              Facsimile No.: (214) 750-3650
                              Phone No.:  (214) 750-0992

         IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.


                           NEW MILLENNIUM CAPITAL PARTNERS II, LLC
                           By: First Street Manager II, LLC
                           Its Investment Manger

                           By:_____________________________________
                           Name: Corey S. Ribotsky
                           Title: Manager

                           Address for Notice:

                           New Millennium Capital Partners II, LLC
                           155 First Street
                           Suite B
                           Mineola, New York 11501
                           Facsimile No.: (516) 739-7115
                           Attn: Corey Ribotsky

                           With a copy to:

                           Robinson Silverman Pearce Aronsohn &
                             Berman LLP
                           1290 Avenue of the Americas
                           New York, NY  10104
                           Facsimile No.:  (212) 541-4630 or (212) 541-1432
                           Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.


                            AJW PARTNERS, LLC
                            By: SMS Group, LLC
                            Its Investment Manger

                            By:_____________________________________
                            Name: Corey S. Ribotsky
                            Title: Manager

                            Address for Notice:

                            AJW Partners, LLC
                            155 First Street
                            Suite B
                            Mineola, New York 11501
                            Facsimile No.: (516) 739-7115
                            Attn: Corey S. Ribotsky

                            With a copy to:

                            Robinson Silverman Pearce Aronsohn &
                              Berman LLP
                            1290 Avenue of the Americas
                            New York, NY  10104
                            Facsimile No.:  (212) 541-4630 or (212) 541-1432
                            Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.

                             AJW/NEW MILLENNIUM OFFSHORE LTD
                             By: SMS Group, LLC
                             Its Investment Manger

                             By:_____________________________________
                             Name: Corey S. Ribotsky
                             Title: Manager

                             Address for Notice:

                             AJW/New Millennium Offshore Ltd.
                             155 First Street
                             Suite B
                             Mineola, New York 11501
                             Facsimile No.: (516) 739-7115
                             Attn: Corey Ribotsky

                             With a copy to:

                             Robinson Silverman Pearce Aronsohn &
                               Berman LLP
                             1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 or (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

         IN WITNESS WHEREOF, the parties hereto have caused this Intellectual Property Security Agreement to be duly executed on the day and year first above written.

                            PEGASUS CAPITAL PARTNERS, LLC
                            By: SMS Group, LLC
                            Its Investment Manger

                            By:_____________________________________
                            Name: Corey S. Ribotsky
                            Title: Manager

                            Address for Notice:

                            Pegasus Capital Partners, LLC
                            155 First Street
                            Suite B
                            Mineola, New York 11501
                            Facsimile No.: (516) 739-7115
                            Attn: Corey Ribotsky

                            With a copy to:

                            Robinson Silverman Pearce Aronsohn &
                              Berman LLP
                            1290 Avenue of the Americas
                            New York, NY  10104
                            Facsimile No.:  (212) 541-4630 or (212) 541-1432
                            Attn: Eric L. Cohen, Esq.

                                    EXHIBIT A
                                    ---------

                                   Copyrights


 Description                        Registration              Registration
                                       Number                     Date
 -----------------------------------------------------------------------------

                                    EXHIBIT B
                                    ---------

                                     Patents


 Description                        Registration              Registration
                                       Number                     Date
 -----------------------------------------------------------------------------

                                    EXHIBIT C
                                    ---------

                                   Trademarks


 Description                        Registration              Registration
                                       Number                     Date
 -----------------------------------------------------------------------------

                                   SCHEDULE A
                                   ----------




 List of subsidiaries of the Debtor:
 ----------------------------------

                                   SCHEDULE B
                                   ----------



 Jurisdictions:
 -------------